                                                                      Exhibit 23




                          INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the incorporation by reference in the following Registration Statements and Amendments of Nortel Networks Corporation of our reports dated February 1, 2001 except as to note 23 which is as of February 28, 2001, appearing in this Annual Report on Form 10-K for the year ended December 31, 2000:

     o    Form S-3 Registration Statement
          (Nortel Networks/BCE 1985 Stock Option Plan and the Nortel Networks/BCE 1999 Stock Option Plan) (333-11888)

     o    Post Effective Amendment No. 1 on Form S-3
          (Qtera Corporation)(333-11454)

     o    Post-Effective Amendment No. 3 on Form S-3
          (Dividend Reinvestment Plan) (333-62270)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks Stock Purchase Plan) (333-11270)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks NA Inc. 1998 Employee Stock Purchase Plan) (333-9570)

     o    Post-Effective Amendment No. 2 to Form S-8
          (Nortel Networks NA Inc. 1994 Stock Option Plan) (333-9066)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Qtera Corporation Amended and Restated Stock Incentive Plan) (333-11452)

     o    Post-Effective Amendment No. 2 to Form S-8
          (Periphonics Corporation 1995 Stock Option Plan, as Amended and Periphonics Corporation 1995 Non-Employee Director Stock Option Plan) (333-10980)

     o    Post-Effective Amendment No. 2 on Form S-8
          (Clarify Inc. 1991 Stock Option/Stock Issuance Plan, Clarify Inc. 1999 Non-Executive Stock Option/Stock Issuance Plan, Clarify Inc. Amended and Restated 1995 Stock Option/Stock Issuance Plan, Clarify Inc. Non-Employee Directors Option Plan, OBJIX Systems Development, Inc. Stock Plan, Certain Separate Option Agreements, as each is assumed by Nortel Networks Corporation) (333-11558)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (333-11342)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (333-6152)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-88214)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-61904)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks Corporation 1986 Stock Option Plan as Amended and Restated) (33-11640)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Promatory Communications, Inc. 1997 Stock Plan, Promatory Communications, Inc. 1999 Stock Plan as assumed by Nortel Networks Corporation) (333-11798)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks Inc. Long-Term Investment Plan) (333-7366)

     o    Post-Effective Amendment No. 4 to Form S-8
          (Nortel Networks Inc. Long-Term Investment Plan) (33-25333)

     o    Form S-8 Registration Statement
          (Nortel Networks Corporation 2000 Stock Option Plan) (333-11876)

     o    Form S-8 - Nortel Networks Corporation
          (Xros, Inc. 1999 Stock Plan as assumed by Nortel Networks Corporation) (333-12176)

     o Form S-8 (Architel Systems Corporation 1994 Flexible Stock Incentive Plan, 1996 Stock Option Plan of Architel Systems Corporation, Amended and Restated Accugraph Corporation 1996 Stock Option Plan, Accugraph Corporation Key Employee Stock Option Plan, Accugraph Corporation 1992 Directors and Officers Stock Option Plan) (333-12228)

     o Form S-8 (CoreTek, Inc. 1998 Employee, Director and Consultant Stock Option Plan as assumed by Nortel Networks Corporation) (333-12286)

     o Form S-8 Registration Statement (EPiCON, Inc. 1995 Stock Plan as Amended) (333-12644)

     o Form S-8 (Alteon WebSystems, Inc. 2000 Non Statutory Incentive Plan, 1999 Equity Incentive Plan, 1999 Stock Purchase Plan, and Pharsalia Technologies, Inc. 2000 Equity Incentive Plan) (333-12760)

     o Form S-8 (Sonoma Systems 1996 Stock Option Plan as Amended and 1999 Stock Option Plan, As Amended) (333-49304)

     o    Post-Effective Amendment No. 1 to Form S-8
          (Nortel Networks U.S. Deferred Compensation Plan) (333-11558)

     o    Registration Statement on Form S-3
          (Debt Securities and Warrants) (333-1720)

     o    Registration Statement on Form S-3
          (Debt Securities and Warrants) (33-71494)

     o    Registration Statement on Form S-3
          (Debt Securities and Warrants) (33-54494)

     o    Registration Statement on Form S-3
          (Debt Securities and Warrants) (33-51888)


/s/ Deloitte & Touche LLP

Chartered Accountants


Toronto, Canada
March 13, 2000